                                                                   Exhibit 99.13

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              ------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
              ------------------------------------------------------

                    Monthly Period:                  11/1/01 to
                                                     11/30/01
                    Distribution Date:               12/17/01
                    Transfer Date:                   12/14/01

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $5.35000
                                            Class B                    $5.48333
                                            CIA                        $5.95000

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $5.35000
                                            Class B                    $5.48333
                                            CIA                        $5.95000

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 2


          3. The amount of the distribution set forth in
             paragraph 1 above in respect of principal on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A             $        0.00000
                                            Class B             $        0.00000
                                            CIA                 $        0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of
             Principal Receivables processed during the
             Monthly Period which were allocated in respect of the Certificates

                                            Class A             $ 187,226,643.79
                                            Class B             $  16,929,584.73
                                            CIA                 $  21,435,038.71
                                                                ----------------
                                            Total               $ 225,591,267.23

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)  The aggregate amount of Allocations of
                   Finance Charge Receivables processed
                   during the Monthly Period which were
                   allocated in respect of the Certificates

                                            Class A             $  19,714,637.34
                                            Class B             $   1,782,655.61
                                            CIA                 $   2,257,071.99
                                                                ----------------
                                            Total               $  23,754,364.94

             (b1)  Principal Funding Investment Proceeds
                   (to Class A)                                 $           0.00
             (b2)  Withdrawals from Reserve Account (to
                   Class A)                                     $           0.00
             (b3)  Class A Net Swap Receipt                         4,795,700.00
                                                                ----------------
                   Class A Available Funds                      $  24,510,337.34

             (c1)  Principal Funding Investment Proceeds
                   (to Class B)                                 $           0.00
             (c2)  Withdrawals from Reserve Account (to
                   Class B)                                     $           0.00
             (c3)  Class B Net Swap Receipt                           433,111.89
                                                                ----------------
                   Class B Available Funds                      $   2,215,767.50


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 3


             (d1) Principal Funding Investment Proceeds
                  (to CIA)                                  $              0.00
             (d2) Withdrawals from Reserve Account (to
                  CIA)                                      $              0.00
             (d3) CIA Net Swap Receipt                               548,415.14
                                                            -------------------
                  CIA Available Funds                       $      2,805,487.13

             (e1) Total Principal Funding Investment
                  Proceeds                                  $              0.00
             (e2) Investment Earnings on deposits to
                  Reserve Account                           $              0.00


          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a)  The aggregate amount of Principal
                  Receivables in the Trust as of 11/30/01   $ 31,590,712,417.00


             (b)  Invested Amount as of 11/30/01
                  (Adjusted Class A Invested Amount
                  during Accumulation Period)
                                            Class A         $  1,300,000,000.00
                                            Class B         $    117,470,000.00
                                            CIA             $    148,790,000.00
                                                            -------------------
                                            Total           $  1,566,260,000.00

             (c)  The Floating Allocation Percentage:
                                            Class A                       4.114%
                                            Class B                       0.372%
                                            CIA                           0.471%
                                                                          -----
                                            Total                         4.957%

             (d)  During the Accumulation Period: The
                  Invested Amount as of ______ (the last
                  day of the Revolving Period)
                                            Class A         $              0.00
                                            Class B         $              0.00
                                            CIA             $              0.00
                                                            -------------------
                                            Total           $              0.00


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-6
       Page 4


             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       4.114%
                                            Class B                       0.372%
                                            CIA                           0.471%
                                                                          -----
                                            Total                         4.957%

          4. Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 30 - 59 days                                 $  523,039,137.84
             (b) 60 - 89 days                                 $  360,377,650.49
             (c) 90 - 119 days                                $  257,849,955.32
             (d) 120 - 149 days                               $  201,924,585.92
             (e) 150 - 179 days                               $  161,401,435.12
             (f) 180 or more days                             $            0.00
                                            Total             $1,504,592,764.69

          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")

                                            Class A           $    6,178,423.42
                                            Class B           $      558,671.25
                                            CIA               $      707,349.89
                                                              -----------------
                                            Total             $    7,444,444.56


          6. Investor Charge-Offs & Reimbursements of
             ----------------------------------------
             Charge-Offs.
             ------------

             (a) The aggregate amount of Class A Investor
                 Charge- Offs and the reductions in the
                 Class B Invested Amount and the CIA

                                            Class A           $            0.00
                                            Class B           $            0.00
                                            CIA               $            0.00
                                                              -----------------
                                            Total             $            0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 5


         (b) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                       Class A                   $          0.00
                                       Class B                   $          0.00
                                       CIA                       $          0.00
                                                                 ---------------
                                       Total                     $          0.00


      7. Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                   $  1,625,000.00
                                       Class B                   $    146,837.50
                                       CIA                       $    185,987.50
                                                                 ---------------
                                       Total                     $  1,957,825.00

      8. Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated CIA
             and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default
             Amounts or Investor Charge-Offs for the prior month.

                                       Class B                   $          0.00
                                       CIA                       $          0.00
                                                                 ---------------
                                       Total                     $          0.00

      9. CIA Invested Amount
         -------------------
         (a) The amount of the CIA Invested Amount as of the
             close of business on the related Distribution Date
             after giving effect to withdrawals, deposits and
             payments to be made in respect of the preceding
             month                                               $148,790,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 6


      10. The Pool Factor
          ---------------
             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                Class A              1.00000000
                                                Class B              1.00000000
                                                Total                1.00000000

      11. The Portfolio Yield
          -------------------
             The Portfolio Yield for the related Monthly Period           16.92%

      12. The Base Rate
          -------------
             The Base Rate for the related Monthly Period                  8.50%


C. Information Regarding the Principal Funding Account
   ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      06/01/2002

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                      11.79

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                      $1,566,260,000.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%

      2. Principal Funding Account
         -------------------------

         Beginning Balance                                    $            0.00
           Plus:Principal Collections for related Monthly
                Period from Principal Account                              0.00
           Plus:Interest on Principal Funding Account
                Balance for related Monthly Period                         0.00

           Less:Withdrawals to Finance Charge Account                      0.00
           Less:Withdrawals to Distribution Account                        0.00
                                                              -----------------
         Ending Balance                                                    0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 7

      3. Accumulation Shortfall
         ----------------------

             The Controlled Deposit Amount for the previous
             Monthly Period                                            $   0.00

         Less:The amount deposited into the Principal Funding
             Account for the Previous Monthly Period                   $   0.00

             Accumulation Shortfall                                    $   0.00

                                                                       --------
            Aggregate Accumulation Shortfalls                          $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

             Covered Amount                                            $   0.00

         Less:Principal Funding Investment Proceeds                    $   0.00

                                                                       --------
             Principal Funding Investment Shortfall                    $   0.00
                                                                       --------

D. Information Regarding the Reserve Account

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account on the
         related Transfer                                              $   0.00
         Date (1 (d) plus 2 above)

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.22%

E. Information Regarding the Interest Rate Swaps
   ---------------------------------------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 8

      1. Class A Interest Rate Swap

         (a) Class A Net Swap Payment due on the related
             Transfer Date                                                  0.00

         (b) Overdue Class A Net Swap Payment                               0.00


         (c) Class A Net Swap Receipt due on the related
             Transfer Date                                          4,795,700.00

         (d) Overdue Class A Net Swap Receipt                               0.00

      2. Class B Interest Rate Swap

         (a) Class B Net Swap payment due on the related
             Transfer Date                                                  0.00

         (b) Overdue Class B Net Swap Payment                               0.00

         (c) Class B Net Swap Receipt due on the related
             Transfer Date                                            433,111.89

         (d) Overdue Class B Net Swap Receipt                               0.00

      3. CIA Interest Rate Swap

         (a) CIA Net Swap payment due on the related
             Transfer Date                                                  0.00

         (b) Overdue CIA Net Swap Payment                                   0.00

         (c) CIA Net Swap Receipt due on the related
             Transfer Date                                            548,415.14

         (d) Overdue CIA Net Swap Receipt                                   0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                First USA Bank, National Association
                                as Servicer


                                By:  /s/ Tracie Klein
                                     ----------------------
                                     Tracie Klein
                                     First Vice President